                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                           -------------------------


        Date of Report (Date of earliest event reported): March 26, 1999



           Commission File Number 1-9319                                     Commission File Number 1-9320

         PATRIOT AMERICAN HOSPITALITY, INC.                                   WYNDHAM INTERNATIONAL, INC.
------------------------------------------------------           -----------------------------------------------------
(Exact Name of Registrant as Specified in its Charter)           (Exact Name of Registrant as Specified in its Charter)

                   DELAWARE                                                             DELAWARE
------------------------------------------------------           -----------------------------------------------------
        (State or Other Jurisdiction of                                      (State or Other Jurisdiction of
        Incorporation of Organization)                                       Incorporation of Organization)

                     94-0358820                                                       94-2878485
------------------------------------------------------           -----------------------------------------------------
       (I.R.S. Employer Identification No.)                               (I.R.S. Employer Identification No.)

1950 Stemmons Freeway, Suite 6001                                1950 Stemmons Freeway, Suite 6001
Dallas, Texas                                    75207           Dallas, Texas                                   75207
------------------------------------------------------           -----------------------------------------------------
(Address of Principal Executive Offices)    (Zip Code)           (Address of Principal Executive Offices)   (Zip Code)

                    (214) 863-1000                                                   (214) 863-1000
------------------------------------------------------           -----------------------------------------------------
 (Registrant's telephone number, including area code)             (Registrant's telephone number, including area code)


                               JAMES D. CARREKER
                            Chief Executive Officer
                       Patriot American Hospitality, Inc.
                          Wyndham International, Inc.



                        -------------------------------


                                   copies to:


                             GILBERT G. MENNA, P.C.
                            KATHRYN I. MURTAGH, ESQ.
                          Goodwin, Procter & Hoar LLP
                                 Exchange Place
                        Boston, Massachusetts 02109-2881
                                 (617) 570-1000


                        -------------------------------

Item 5.   Other Events.


REASONS FOR THE SPIN-OFF

Before Patriot American Hospitality, Inc. and Wyndham International, Inc. (Patriot/Wyndham combined and separately Patriot and Wyndham) agreed to acquire Interstate Hotels Company (IHC) in December 1997, Patriot/Wyndham negotiated a non-binding letter of intent with Marriott International, Inc. (Marriott) to address Marriott's concerns regarding the acquisition of IHC, their largest franchisee, by a competitor, Patriot/Wyndham. Despite lengthy and intensive negotiations, Patriot/ Wyndham and Marriott were unable to reach a definitive agreement prior to the planned closing of the IHC merger and Marriott filed suit in March 1998 seeking to block the merger. Patriot/Wyndham, IHC and Marriott reached a settlement on May 27, 1998 which allowed the IHC merger to close on June 2, 1998. A major component of the settlement agreement was the transfer of certain operations, principally IHC's third-party hotel management business, to a newly created subsidiary of Patriot/Wyndham, Interstate Hotels Management, Inc. (Interstate Management), and the subsequent spin-off of Interstate Management from Patriot/Wyndham.

THE SPIN-OFF

When the spin-off is consummated, Patriot/Wyndham will distribute to their shareholders one Interstate Management share for every 19.57 Patriot/Wyndham securities owned on the record date for the spin-off. At the time of the spin-off, Marriott will also purchase four percent of the outstanding Interstate Management shares for approximately $2.3 million. We expect the spin-off to occur in April, 1999.

OWNERSHIP OF INTERSTATE MANAGEMENT FOLLOWING THE SPIN-OFF

At the time of the spin-off, Marriott will purchase four percent of Interstate Management outstanding shares for approximately $2.3 million. Following the spin-off, in order to reduce the percentage of Interstate Management shares owned by affiliates of Patriot/Wyndham, Interstate Management will redeem the 248,385 Interstate Management shares which are to be distributed in the spin-off to the holders of Series A Preferred Stock of Patriot/Wyndham. Following the spin-off and these transactions, holders of Patriot/Wyndham securities will own 92% of Interstate Management shares, Marriott will own four percent of Interstate Management shares and Patriot/Wyndham will own four percent of Interstate Management shares. This ownership structure was a negotiated part of the settlement agreement reached with Marriott and will allow each of Patriot/Wyndham and Marriott to maintain an equal interest in Interstate Management. This structure, in addition to certain rights to elect directors held by Wyndham and Marriott, will allow both Patriot/Wyndham and Marriott to have an influence on the management of Interstate Management affairs.

OUR CORPORATE STRUCTURE

After the spin-off, Interstate Management will initially have two principal subsidiaries, Interstate Hotels, LLC and IHC II, LLC. Interstate Management will own a 45% managing member interest in Interstate Hotels, LLC and a 99.99% interest in IHC II, LLC. Patriot will retain a 55% non-controlling ownership interest in Interstate Hotels, LLC and Marriott will own the remaining .01% interest in IHC II, LLC. Interstate Hotels, LLC is the entity that will operate the third-party hotel management business that Patriot/Wyndham acquired from IHC, as well as own equity interests representing in the aggregate an approximate 50.3% interest in The Charles Hotel Complex, a hotel, retail and office complex located in Cambridge, Massachusetts. IHC II, LLC will enter into arrangements under which Marriott will submanage eleven Marriott hotels acquired by Patriot/Wyndham from IHC. IHC II, LLC is not expected to make a profit on these arrangements, but rather will serve to insulate Patriot/Wyndham and Marriott from having a direct operational relationship with each other.

Included here in the printed version of this Form 8-K are two graphics which depict, using boxes to represent entities and arrows to represent ownership interests, the ownership structure of Interstate Management immediately prior to and immediately following the spin-off.

The first graphic, which depicts the ownership structure of Interstate Management immediately prior to the spin-off, shows that:

     o Patriot will own 99% of Interstate Management and PAH-Interstate Holdings, Inc., a subsidiary owned 99% by Patriot and 1% by Wyndham Operating Partnership (itself a subsidiary of which Wyndham owns at least 85%), will own 1% of Interstate Management.

     o    Interstate Management will own 100% of IHC II, LLC.

     o Interstate Management will own 45% of Interstate Hotels, LLC and PAH-Interstate Holdings, Inc. will own 55% of Interstate Hotels, LLC;

     o Interstate Hotels, LLC will own 99% of both Crossroads Hospitality Company, L.L.C. and Hilltop Equipment Leasing Company, L.P., and PAH-Interstate Member, Inc., a wholly-owned subsidiary of Interstate Hotels, LLC, will own 1% of both Crossroads Hospitality Company, L.L.C. and Hilltop Equipment Leasing Company, L.P.;

     o Interstate Hotels, LLC will own 100% of Colony Hotels and Resorts, Company, Northridge Insurance Company, Continental Design & Supplies Company, L.L.C., and several entities owning interests in leaseholds; and

     o Interstate Hotels, LLC will own 50.3% in the aggregate of several entities owning equity interests in The Charles Hotel Complex.

The second graphic, which depicts the ownership structure of Interstate Management immediately following the spin-off, shows that:

     o Marriott will own 4% of Interstate Management, the holders of Patriot/Wyndham securities will own 92% of Interstate Management, Wyndham will own three percent of Interstate Management and PAH-Interstate Holdings, Inc., a subsidiary owned 99% by Patriot and 1% by Wyndham Operating Partnership (itself a subsidiary of which Wyndham owns at least 85%), will own 1% of Interstate Management;

     o Interstate Management will own 99.99% of IHC II, LLC and Marriott will own .01% of IHC II, LLC;

     o Interstate Management will own 45% of Interstate Hotels, LLC and PAH-Interstate Holdings, Inc. will own 55% of Interstate Hotels, LLC;

     o Interstate Hotels, LLC will own 99% of both Crossroads Hospitality Company, L.L.C. and Hilltop Equipment Leasing Company, L.P., and PAH-Interstate Member, Inc., a wholly-owned subsidiary of Interstate Hotels, LLC, will own 1% of both Crossroads Hospitality Company, L.L.C. and Hilltop Equipment Leasing Company, L.P.;

     o Interstate Hotels, LLC will own 100% of Colony Hotels and Resorts, Company, Northridge Insurance Company, Continental Design & Supplies Company, L.L.C., and several entities owning interests in leaseholds; and

     o Interstate Hotels, LLC will own 50.3% in the aggregate of several entities owning equity interests in The Charles Hotel Complex.

Item 7.  Financial Statements and Exhibits.

  (a)    Financial Statements

         None.

  (b)    Pro Forma Financial Information

         The separate and combined pro forma financial information for Interstate Hotels Management, Inc. is included on pages F-1--F-7 of this report.

  (c)    Exhibits

         None.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.


                                PATRIOT AMERICAN HOSPITALITY, INC.

Dated: March 26, 1999           By: /s/ Lawrence S. Jones
                                   ---------------------------------
                                   Name: Lawrence S. Jones
                                   Title:Executive Vice President and Treasurer


                                WYNDHAM INTERNATIONAL, INC.

                                By: /s/ Lawrence S. Jones
                                   ---------------------------------
                                   Name: Lawrence S. Jones
                                   Title:Executive Vice President and Treasurer

Pro Forma Financial Information.

The following unaudited pro forma financial information of Interstate Management assumes that Patriot/Wyndham has separated the third-party hotel management business they acquired through the merger of IHC into Patriot to create Interstate Management. The Unaudited Pro Forma Combined Balance Sheet as of December 31, 1998, is presented as if this spin-off had occurred on that date. The Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1998 is presented as if the spin-off had occurred on January 1, 1998. The adjustments required to reflect the spin-off and related transactions are discussed in the accompanying notes. In management's opinion, all material adjustments necessary to reflect the effect of these transactions have been made.

The historical combined financial statements of Interstate Management have been carved out of IHC and Patriot/Wyndham and principally include those historical assets, liabilities, revenues and expenses directly attributable to the third-party hotel management business of IHC that will succeed to Interstate Management. The unaudited pro forma financial data is presented for informational purposes only and may not reflect the future results of operations and financial position, or be necessarily indicative of what the actual results of operations and financial position of Interstate Management would have been had the spin-off occurred as of the dates indicated.

                       INTERSTATE HOTELS MANAGEMENT, INC.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                               DECEMBER 31, 1998
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                          PRO FORMA
                                                       HISTORICAL (A)    ADJUSTMENTS    PRO FORMA
                                                       --------------    -----------    ---------
                       ASSETS
Current assets:
  Cash and cash equivalents..........................     $  1,652        $ 28,290(B)   $ 29,942
  Accounts receivable, net...........................       16,816              --        16,816
  Deferred income taxes..............................          615              --           615
  Net investment in direct financing leases..........          827              --           827
  Prepaid expenses and other assets..................          741              --           741
  Related party receivables -- management
     contracts.......................................        1,085          (1,085)(C)        --
                                                          --------        --------      --------
          Total current assets.......................       21,736          27,205        48,941
Restricted cash......................................        2,201              --         2,201
Marketable securities................................        2,609              --         2,609
Property and equipment, net..........................        4,076              --         4,076
Officers and employees notes receivable..............        2,803              --         2,803
Affiliate receivables................................        3,381              --         3,381
Net investment in direct financing leases............        1,680              --         1,680
Investment in hotel real estate......................       22,150              --        22,150
Intangibles and other assets.........................      100,521              --       100,521
                                                          --------        --------      --------
          Total assets...............................     $161,157        $ 27,205      $188,362
                                                          ========        ========      ========
           LIABILITIES AND OWNERS' EQUITY
Current liabilities:
  Accounts payable -- trade..........................        2,413              --         2,413
  Accounts payable -- health trust...................        1,785              --         1,785
  Accounts payable -- related parties................       18,597         (18,597)(B)        --
  Accrued payroll and related benefits...............        6,120              --         6,120
  Accrued rent.......................................        5,043              --         5,043
  Accrued merger costs...............................        9,344              --         9,344
  Other accrued liabilities..........................        9,236              --         9,236
                                                          --------        --------      --------
          Total current liabilities..................       52,538         (18,597)       33,941
Deferred income taxes................................       11,053              --        11,053
Deferred compensation................................        2,609              --         2,609
                                                          --------        --------      --------
          Total liabilities..........................       66,200         (18,597)       47,603
                                                          --------        --------      --------
Minority interest....................................        2,350          67,875(D)     70,225
Commitments and contingencies........................           --              --            --
Owners' equity:
  Common stock, $0.01 par value......................           --             100(E)        100
  Paid-in capital....................................           --          70,434(E)     70,434
  Owners' equity.....................................       92,607         (92,607)(E)        --
                                                          --------        --------      --------
          Total owners' equity.......................       92,607         (22,073)       70,534
                                                          --------        --------      --------
          Total liabilities and owners' equity.......     $161,157        $ 27,205      $188,362
                                                          ========        ========      ========

The accompanying notes are an integral part of this Pro Forma Combined Balance Sheet.

                       INTERSTATE HOTELS MANAGEMENT, INC.

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                     PERIOD FROM
                             ----------------------------
                             JAN. 1, 1998   JUNE 2, 1998      COMBINED                     PRO FORMA
                                  TO             TO          YEAR ENDED                    YEAR ENDED
                             JUNE 1, 1998   DEC. 31, 1998   DECEMBER 31,    PRO FORMA     DECEMBER 31,
                                 (A)             (A)            1998       ADJUSTMENTS        1998
                             ------------   -------------   ------------   -----------    ------------
Lodging revenues:
  Rooms....................    $ 74,265       $108,698        $182,963            --        $182,963
  Other departmental.......       4,504          6,455          10,959            --          10,959
Net management fees........      18,018         22,763          40,781      $(10,794)(B)      29,987
Other fees.................       9,976         10,478          20,454        (3,725)(C)      16,729
                               --------       --------        --------      --------        --------
                                106,763        148,394         255,157       (14,519)        240,638
Lodging expenses:
  Rooms....................      17,173         26,567          43,740            --          43,740
  Other departmental.......       2,674          3,962           6,636            --           6,636
  Property costs...........      19,987         30,261          50,248            --          50,248
General and
  administrative...........       6,115          5,822          11,937           500(D)       12,437
Payroll and related
  benefits.................      10,982         10,439          21,421        (3,971)(E)      17,450
Lease expense..............      34,515         51,165          85,680            --          85,680
Depreciation and
  amortization.............       2,152         10,659          12,811         5,373(F)       18,184
                               --------       --------        --------      --------        --------
Operating income...........      13,165          9,519          22,684       (16,421)          6,263
Other income:
  Interest, net............         204            390             594            --             594
  Other, net...............         474          1,391           1,865           286(G)        2,151
                               --------       --------        --------      --------        --------
Income before income tax
  expense..................      13,843         11,300          25,143       (16,135)          9,008
Income tax expense.........       5,528          4,436           9,964        (8,400)(H)       1,564
                               --------       --------        --------      --------        --------
Income before minority
  interest.................       8,315          6,864          15,179        (7,735)          7,444
Minority interest..........          24            209             233         4,865(I)        5,098
                               --------       --------        --------      --------        --------
Net income.................    $  8,291       $  6,655        $ 14,946      $(12,600)       $  2,346
                               ========       ========        ========      ========        ========
Basic net income per common
  share....................                                                                 $   0.23(J)
                                                                                            ========
Diluted net income per
  common share.............                                                                 $   0.23(J)
                                                                                            ========

-------------------------

The accompanying notes are an integral part of this Pro Forma Combined Statement of Operations.

                       INTERSTATE HOTELS MANAGEMENT, INC.

                  NOTES TO UNAUDITED PRO FORMA FINANCIAL DATA
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                               ------------------

NOTE 1 -- PRO FORMA BALANCE SHEET ADJUSTMENTS:

(A) Reflects the historical combined balance sheet of Interstate Management as of December 31, 1998. The historical balance sheet reflects the historical carrying amounts recorded on the books of Patriot.

(B) Adjustments to reflect the net increase in cash and cash equivalents as follows:

Cash contribution from Patriot to Interstate Hotels, LLC to
  fund working capital......................................    $ 31,887
Repayment of amounts owed to Wyndham to meet Interstate
  Management's short-term cash requirements.................     (18,597)
Cash proceeds of Marriott's purchase of a 4% ownership
  interest in Interstate Management.........................       2,314
Cash contribution from Patriot to Interstate Management to
  provide $15.0 million of working capital at the spin-off
  date......................................................      12,686
                                                                --------
                                                                $ 28,290
                                                                ========

(C) Represents adjustments to eliminate management fees and other fee income receivables related to management contracts for the hotels formerly owned by IHC. Interstate Management will not hold the management contracts for these hotels subsequent to the spin-off.

(D) Represents Patriot's 55% non-controlling ownership interest in Interstate Hotels, LLC, based on 55% of the historical recorded carrying amount of Interstate Management on the books of Patriot. Subsequent to the spin-off, Interstate Management will have two principal subsidiaries. Interstate Hotels, LLC, the successor to the third-party hotel management business conducted by IHC prior to its merger into Patriot, will own substantially all of the assets of Interstate Management immediately after the spin-off. Interstate Management will own a 45% managing member interest in Interstate Hotels, LLC, and therefore will control Interstate Hotels, LLC. Interstate Management's second subsidiary, IHC II, LLC, will contract with Wyndham to manage ten Marriott franchise hotels that were owned and managed by IHC, and one hotel that was owned by IHC and managed by Marriott, prior to the merger with Patriot. Marriott will submanage these hotels for IHC II, LLC.

Historical book value of owners' equity.....................    $ 92,607
Adjustment to eliminate management fees and other fee income receivable related to management contracts formerly owned
  by IHC that will not be held by Interstate Hotels, LLC,
  (as discussed in Note (C) above)..........................      (1,085)
Funding of working capital by Patriot.......................      31,887
                                                                --------
                                                                 123,409
Minority interest ownership percentage......................         55%
                                                                --------
Minority interest...........................................    $ 67,875
                                                                ========

                       INTERSTATE HOTELS MANAGEMENT, INC.

                               ------------------

NOTE 1 -- PRO FORMA BALANCE SHEET ADJUSTMENTS--(CONTINUED)
(E) Represents adjustments to reflect the issuance of shares of common stock, par value $0.01, of Interstate Management in connection with the spin-off as follows:

                             NUMBER OF     COMMON    PAID-IN     OWNERS'
                               SHARES      STOCK     CAPITAL      EQUITY
                             ----------    ------    --------    --------
Shares distributed to
  Patriot's shareholders...   9,221,743     $ 92     $ 65,286    $     --
Shares retained by
  Patriot..................     390,146        4        2,838          --
Shares purchased by
  Marriott.................     390,146        4        2,310          --
Eliminate historical
  owners' equity...........          --       --           --     (92,607)
                             ----------     ----     --------    --------
          Total............  10,002,035     $100     $ 70,434    $(92,607)
                             ==========     ====     ========    ========

    In connection with the merger of IHC into Patriot, certain operations, principally, the third-party hotel management business, along with certain assets and liabilities will be transferred to Interstate Management. Ninety-two percent of the shares of Interstate Management will be distributed to Patriot's shareholders. Patriot will retain a 4% ownership interest in Interstate Management's common stock after the redemption discussed in Note 2.

    In connection with the spin-off of Interstate Management from Patriot, Marriott will purchase a 4% ownership interest in Interstate Management's common stock, after the redemption discussed in Note 2, for $2,314 in cash.

NOTE 2 -- STOCK REDEMPTION:

Following the spin-off, Interstate Management will redeem the 248,385 Interstate Management shares which are to be distributed in the spin-off to the holders of Series A Preferred Stock of Patriot. The purchase price for the shares to be redeemed will be the average trading price of Interstate Management shares over their first five trading days. Since this transaction will occur subsequent to the spin-off, it has been excluded from the Unaudited Pro Forma Combined Balance Sheet. If this transaction had been included in the Unaudited Pro Forma Combined Balance Sheet, assuming a $5.23 per share redemption price, the effect would have been to decrease the pro forma amounts to the following balances:

Cash........................................................    $17,283
Total current assets........................................     47,642
Total assets................................................    187,063
Paid-in capital.............................................     69,135
Total owners' equity........................................     69,235
Total liabilities and owners' equity........................    187,063

                       INTERSTATE HOTELS MANAGEMENT, INC.

                               ------------------

NOTE 3 -- PRO FORMA STATEMENTS OF OPERATIONS ADJUSTMENTS:

                                                                 YEAR ENDED
                                                                DECEMBER 31,
                                                                    1998
                                                                ------------
(A) Reflects the historical combined statements of
    operations of Interstate Management for the indicated
    period.
(B) Adjustments to reflect the net decrease in net
    management fees:
    The elimination of management fee revenues related to
    ten Patriot-owned hotels that will be submanaged by
    Marriott pursuant to an arrangement with IHC II, LLC, to
    ten hotels that will be leased to Wyndham, converted to
    the Wyndham brand and managed by Wyndham, and to other
    hotels that will be leased by Patriot to Wyndham and
    will be managed by Wyndham. Prior to the merger of IHC
    into Patriot, these hotels were owned and managed by
    subsidiaries of IHC.....................................      $(13,116)
    The addition of management fee revenues related to seven
    Patriot-owned hotels that will be managed by Interstate
    Management..............................................         2,322
                                                                  --------
                                                                  $(10,794)
                                                                  ========
(C) Adjustments to reflect the net decrease in other fees:
    The elimination of fees for insurance services,
    purchasing, leasing and other ancillary services that
    Interstate Management provided to the hotels that were
    owned and managed by subsidiaries of IHC and are
    currently owned by Patriot, as discussed in Note (B)
    above. Interstate Management will not provide such
    services to these hotels subsequent to the spin-off.....      $ (4,610)
    The addition of fees for insurance services, purchasing,
    leasing and other ancillary services that Interstate
    Management will provide to seven Patriot-owned hotels,
    as discussed in Note (B) above..........................           885
                                                                  --------
                                                                  $ (3,725)
                                                                  ========
(D) Adjustment to general and administrative expense to
    reflect costs related to managing and administering a
    publicly held company...................................      $    500
                                                                  ========
(E) Adjustment to payroll and related benefits expense to
    reflect the elimination of salaries and related benefits
    of employees who were terminated subsequent to the
    merger of IHC into Patriot and whose positions have been
    eliminated. The reduction in employees relates
    principally to the reduction in the size of Interstate
    Management subsequent to the merger.....................      $ (3,971)
                                                                  ========
(F) Adjustments to depreciation and amortization to reflect
    the net increase in amortization of management and lease
    contract costs associated with the step-up in basis
    arising from the allocation of purchase price resulting
    from the merger of IHC into Patriot. The management and
    lease contract costs have been stated at their estimated
    fair market values and are being amortized using the
    straight-line method over five years for the management
    contracts and 11 and 13.5 years for the lease contracts.
    The management contracts' amortization period was
    determined using the average remaining life of the
    original contract terms, and the amortization period of
    the lease contracts is based on the remaining original
    lease life..............................................      $  5,373
                                                                  ========

                       INTERSTATE HOTELS MANAGEMENT, INC.

                               ------------------

NOTE 3 -- PRO FORMA STATEMENTS OF OPERATIONS ADJUSTMENTS--(CONTINUED)

                                                                 YEAR ENDED
                                                                DECEMBER 31,
                                                                    1998
                                                                ------------
(G) Adjustment to other income to reflect the addition of
    equity in earnings for The Charles Hotel Complex for the
    period prior to Interstate Management's acquisition of
    additional interests in 1998 in The Charles Hotel
    Complex.................................................      $    286
                                                                  ========
(H) Adjustment reflects the provision for income tax expense based on Interstate Management's estimated effective
    income tax rate of 40% after reduction of minority
    interests...............................................      $ (8,400)
                                                                  ========
(I) Adjustment to minority interest to reflect Patriot's
    55% non-controlling interest in Interstate Hotels,
    LLC.....................................................      $  4,865
                                                                  ========
(J) Pro forma basic and diluted net income per common share
    has been calculated using 10,002,035 shares of Common
    Stock. The historical combined financial statements of
    Interstate Management have been carved out of IHC and
    Patriot, and principally include those historical
    assets, liabilities, revenues and expenses directly
    attributable to the third-party hotel management
    business to be conducted by Interstate Management.
    Historical earnings per share information for the carved
    out company has not been presented because management
    believes it is not meaningful.